                                                                   Exhibit 24(A)

                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2003, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 7, 2003.

                               Signature: /s/ Samuel H. Miller
                                          --------------------
                               Printed Name: Samuel H. Miller
                               Title: Director, Treasurer and Co-Chairman of the Board

                                                                   Exhibit 24(B)

                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2003, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 6, 2003.

                               Signature: /s/ Albert B. Ratner
                                          --------------------
                               Printed Name: Albert B. Ratner
                               Title:  Director and Co-Chairman of the Board

                                                                   Exhibit 24(C)

                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2003, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 6, 2003.

                               Signature: /s/ Brian J. Ratner
                                          -------------------
                               Printed Name: Brian J. Ratner
                               Title: Director and Executive Vice President - Development

                                                                   Exhibit 24(D)

                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2003, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 7, 2003.

                               Signature: /s/ James A. Ratner
                                          -------------------
                               Printed Name: James A. Ratner
                               Title:  Director and Executive Vice President

                                                                   Exhibit 24(E)

                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2003, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 6, 2003.

                               Signature: /s/ Ronald A. Ratner
                                          --------------------
                               Printed Name: Ronald A. Ratner
                               Title:  Director and Executive Vice President

                                                                   Exhibit 24(F)

                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2003, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 6, 2003.

                               Signature: /s/ Thomas G. Smith
                                          -------------------
                               Printed Name: Thomas G. Smith
                               Title: Executive Vice President, Chief Financial Officer and Secretary

                                                                   Exhibit 24(G)

                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2003, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 4, 2003.

                               Signature: /s/ Linda M. Kane
                                          -----------------
                               Printed Name: Linda M. Kane
                               Title:  Senior Vice President and Corporate
                               Controller

                                                                   Exhibit 24(H)

                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2003, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 10, 2003.

                               Signature: /s/ Deborah Ratner Salzberg
                                          ---------------------------
                               Printed Name: Deborah Ratner Salzberg
                               Title:  Director

                                                                   Exhibit 24(I)

                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2003, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 11, 2003.

                               Signature: /s/ Michael P. Esposito, Jr.
                                          ----------------------------
                               Printed Name: Michael P. Esposito, Jr.
                               Title:  Director

                                                                   Exhibit 24(J)

                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2003, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 11, 2003.

                               Signature: /s/ Scott S. Cowen
                                          ------------------
                               Printed Name: Scott S. Cowen
                               Title:  Director

                                                                   Exhibit 24(K)

                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2003, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 5, 2003.

                               Signature: /s/ Jerry V. Jarrett
                                          --------------------
                               Printed Name: Jerry V. Jarrett
                               Title:  Director

                                                                   Exhibit 24(L)

                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2003, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 11, 2003.

                               Signature: /s/ Joan K. Shafran
                                          -------------------
                               Printed Name: Joan K. Shafran
                               Title:  Director

                                                                   Exhibit 24(M)

                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2003, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 3, 2003.

                               Signature: /s/ Louis Stokes
                                          ----------------
                               Printed Name: Louis Stokes
                               Title:  Director

                                                                   Exhibit 24(N)

                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2003, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 11, 2003.

                               Signature: /s/ Stan Ross
                                          -------------
                               Printed Name: Stan Ross
                               Title:  Director